UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2008

CLAYTON WILLIAMS ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-10924	75-2396863
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	Number)	Identification No.)

6 Desta Drive, Suite 6500, Midland, Texas	79705-5510
(Address of principal executive offices)	(Zip code)

Registrant's Telephone Number, including area code: (432) 682-6324

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 3.01      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 1, 2008, Stanley S. Beard resigned as a director of Clayton Williams Energy, Inc. (the “Company”).  Following Mr. Beard’s resignation, the Company has six directors, three of whom the board of directors of the Company has determined to be independent.  On December 2, 2008, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) that, due to Mr. Beard’s resignation, the Company was not in compliance with Nasdaq Marketplace Rule 4350(c)(1) because the board of directors is no longer comprised of a majority of independent directors as defined by Nasdaq Marketplace Rule 4200(a)(15).

As promptly as possible and in accordance with Nasdaq Marketplace Rule 4350(c)(1), the Company intends to fill the vacancy on the board of directors with a candidate who possesses qualifications that will satisfy Nasdaq independent director requirements.

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  As described under Item 3.01 above, on December 1, 2008, Stanley S. Beard resigned as a director of the Company.  A copy of Mr. Beard’s letter of resignation is filed as Exhibit 99.1 to this Current Report on Form 8-K.

In connection with Mr. Beard’s resignation, the Company and Mr. Beard entered into a Consulting Agreement pursuant to which Mr. Beard has agreed to consult with the officers of the Company as to financing, drilling programs, strategy and related issues associated with building value for the shareholders of the Company.  The Consulting Agreement is effective January 1, 2009 and continues until December 31, 2011 (or such later date as the Company and Mr. Beard may agree).  Pursuant to the Consulting Agreement, the Company will pay Mr. Beard a consulting fee equal to $8,750 per calendar quarter during the consulting period, and will also pay Mr. Beard a commission for each production, drilling or acreage block prospect presented to the Company by Mr. Beard in which the Company elects to participate.

The foregoing description is only a summary of, and is qualified in its entirety by reference to, the Consulting Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                  Financial Statements and Exhibits.

(d)         Exhibits

The following exhibits are provided as part of the information filed on this Current Report on Form 8-K.

Exhibit Number	Description
10.1	Consulting Agreement, effective as of January 1, 2009, between Clayton Williams Energy, Inc. and Stanley S. Beard

99.1	Letter of Resignation from Stanley S. Beard

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLAYTON WILLIAMS ENERGY, INC.

Date:	December 2, 2008	By:	/s/ L. Paul Latham
L. Paul Latham
Executive Vice President and Chief
Operating Officer

Date:	December 2, 2008	By:	/s/ Mel G. Riggs
Mel G. Riggs
Senior Vice President and Chief
Financial Officer

CLAYTON WILLIAMS ENERGY, INC.

EXHIBIT INDEX

Exhibit Number	Description
10.1	Consulting Agreement, effective as of January 1, 2009, between Clayton Williams Energy, Inc. and Stanley S. Beard

99.1	Letter of Resignation from Stanley S. Beard